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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007


                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                        1-10638                 22-2476135
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                       07073
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                 APRIL 26, 2007

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) Amendments to Cambrex Corporation's Restated Certificate of Incorporation

     On April 26, 2007 at the Annual Meeting of the Shareholders of Cambrex Corporation ("Cambrex" or "the Company"), the Company Shareholders voted to approve amendments to the Company's Restated Certificate of Incorporation to (i) declassify the Board of Directors and authorize annual election of all members of the Board of Directors; (ii) remove the supermajority voting requirement for removal of a director for cause and to permit directors to be removed by stockholders with or without cause by a majority vote; and (iii) remove the supermajority voting requirement to alter, amend or repeal certain sections of the Company's Restated Certificate of Incorporation and By-Laws. These amendments are effective April 26, 2007 and will permit the annual election of all directors, after a phase-in period, and remove other ancillary provisions that implement the classified Board, as described below:

     1) Pursuant to the amendments, the Companies current classified Board structure will be phased out over a period of three years. Currently, Directors are elected for three year terms that are staggered among the three classes so that only one class is up for election at any annual election. In future years, as directors' current terms expire, nominees for director will be elected for one-year terms at the annual meeting of stockholders, as follows:

     - Class II directors, who were elected to a three year term at the Company's 2007 Annual Meeting, will serve until their current terms expire at the 2010 Annual Meeting of stockholders and will be subject to annual re-election thereafter;

     - Class III directors, who were elected at the Company's 2005 Annual Meeting, will continue to serve until their current terms expire at the Company's 2008 Annual Meeting, at which time the Class III director nominees will be elected to serve one-year terms and will be subject to annual re-election thereafter;

     - Class I directors, who were elected at the Company's 2006 Annual Meeting, will continue to serve until their current terms expire at the Company's 2009 Annual Meeting, at which time the Class I director nominees will be elected to serve one-year terms and will be subject to annual re-election thereafter.

     2) Prior to the approved amendments, the Company's Restated Certificate of Incorporation provided that removal of a director could only be for cause and that such removal required the affirmative vote of the holders of at least two-thirds of the

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     combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

     With the approved amendments, the Company's Restated Certificate of Incorporation provides that a director can be removed with or without cause by the holders of a majority of the shares of stock entitled to vote at an election of directors in accordance with the Delaware General Corporation Law.

     3) Prior to the amendments, the Company's Restated Certificate of Incorporation provided that stockholders could alter, amend or repeal (i)
     Article VI of the Company's Restated Certificate of Incorporation (which Article deals with, among other items, the classified board, vacancies on the Board of Directors and removal of directors) or (ii) the Company's By-Laws, whether or not adopted by stockholders, if holders of at least two-thirds of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors affirmatively vote to do so.

     With the approved amendments the Company's Restated Certificate of Incorporation has been amended to (i) delete the provision requiring a supermajority vote to alter, amend or repeal Article VI of the Restated Certificate of Incorporation and (ii) provides that the Company's By-Laws may be altered, amended or repealed by the holders of a majority of the shares of stock entitled to vote at an election of directors.

     The text of the amendments to the Company's Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K, with deletions indicated by strikethroughs and additions indicated by underline. The foregoing description of such amendments is qualified in its entirety by reference to Exhibit 3.1.

     2. Amendments to Cambrex Corporation's By-laws

     As noted in Cambrex Corporation's ("Cambrex" or "the Company") 2007 Annual Meeting Proxy Statement, the Board of Directors determined that, immediately following the approval of the proposed amendments to the Company's Restated Certificate of Incorporation, the Board of Directors would adopt corresponding changes to the By-Laws.

     On April 26, 2007, the Company's Board of Directors approved an amendment to the Company's By-Laws to adopt a majority vote standard for the election of directors in uncontested elections, beginning with the next election of directors at the Company's 2008 annual meeting. This new standard requires that each director nominee receive a majority of the votes cast with respect to that nominee in order to be elected. In other words, if the votes withheld from any nominee's election exceeds the vote in favor of such election, then the nominee would not be elected.

     Contested elections (where there are more nominees than directors to be elected) will continue to use the plurality vote standard. Currently, in accordance with the Delaware General Corporation Law, directors are elected under a plurality vote standard, meaning that candidates

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in an uncontested election who receive the most votes would be elected, without regard to whether those votes constitute a majority of the shares of common stock voting at the meeting. In other words, all candidates for election in an uncontested election who receive any votes in favor of their candidacies will be elected, regardless of the number of votes withheld from their candidacies, so long as a quorum is present.

     Under the Delaware General Corporation Law, if an incumbent director is not elected, that director continues to serve as a "holdover director" until the director's successor is duly elected and qualified. To address this potential outcome, the Company's Board of Directors also adopted a director resignation policy in the Company's By-Laws. Under this policy, if an incumbent director is not elected by a majority of the votes cast (because the votes withheld from such director's candidacy exceed the votes in favor of that candidacy), that director will be required to offer his or her resignation to the Board of Directors. The Governance Committee would then make a recommendation to the Board of Directors on whether to accept or reject that resignation, or whether other action should be taken. The Board of Directors will publicly disclose its decision and the rationale behind it within 90 days following the certification of the election results.

     The text of the amendments to the Company's By-Laws is attached as Exhibit
3.2 to this Current Report on Form 8-K, with deletions indicated by strikethroughs and additions indicated by underline. The above description of the amendments to the Company's By-Laws is qualified in its entirety by reference to Exhibit 3.2.

ITEM 9.01 - EXHIBITS

     (d)  Exhibit Index

     Exhibit 3.1 Text of Amendments to Cambrex Corporation's Restated Certificate of Incorporation

     Exhibit 3.2   Text of Amendments to Cambrex Corporation's By-laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        CAMBREX CORPORATION


Date: May 2, 2007                       By: /s/ Peter E. Thauer
                                            ---------------------------------
                                        Name: Peter E. Thauer
                                        Title: Senior Vice President, General
                                               Counsel and Corporate Secretary